                                                                          FORM 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                   )         Case No.01-25009 DK
                                                   )
                                                   )         DEPOSIT/INVESTMENT
                          Debtor(s)                )         ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:             Lock Box Depository Account
--------------------------------------------------------------------------------
Account Number:                1661742683
--------------------------------------------------------------------------------
Signatories:              Prabhav Maniyar
--------------------------------------------------------------------------------
Name of Depository:       Huntington Bank
--------------------------------------------------------------------------------
Address of Depository:    917 Euclid Ave, CM 37
                          PO Box 5065, cleveland, OH  44101
--------------------------------------------------------------------------------
Telephone Number:         (216)515-6630
--------------------------------------------------------------------------------
Person to Contact:        Maureen Shildwachter
================================================================================

TYPE OF ACCOUNT:
                          General Checking
                          Payroll
                          Tax/Special Escrow
                          Savings/CDs
                          Other: (specify)--Reciept of customer collections

TYPE OF INVESTMENT:
                          Mutual Fund
                          Stock
                          Treasuries
                          Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/25/02                             /s/ Prabhav V. Maniyar
                                               Debtor/Trustee

                                                                          FORM 2

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Operating Company
d/b/a:  ________________________________________
Case No. 01-25009

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at Huntington Bank, that said account(s)
have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER                  ACCOUNT TYPE                     BALANCE/DATE
================================================================================
1661742683                 Lockbox Depository                     1/31/2002
--------------------------------------------------------------------------------

I hereby authorize the release to the United States Trustee of any information and for copies of documents pertaining to funds or accounts that are property of the above-referenced bankruptcy estate, including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/ Prabhav V. Maniyar                          /s/ Joseph P. Magas
Debtor Signature                                Bank Authority Signature

Prabhav Maniyar, Chief Financial Officer       Joseph P. Magas, Vice President
Print Name and Title                           Print Name and Title

2/25/2002                                      917 Euclid Ave.  CM-37,
Date                                           Cleveland, OH  44131
                                               Address

                                               (216)515-6630 / (216)515-6981
                                               Telephone No./Fax No.

                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company
                                            )           CHAPTER 11
                                            )           Case No.01-25009 DK
                                            )
                                            )
                     Debtor(s)              )

                            MONTHLY OPERATING REPORT
                     For the Month Ending Jamuary 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1.  ACCOUNTING BASIS:                    Cash _______ Accrual   X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
           Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854
                                 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                          195
--------------------------------------------------------------------------------
Current number of employees:                                   194
--------------------------------------------------------------------------------
Gross monthly payroll:*
--------------------------------------------------------------------------------
      Officers, directors, and principals                  $ 179,382.00
--------------------------------------------------------------------------------
      Other employees                                      $ 712,940.00
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                            YES
--------------------------------------------------------------------------------
Exceptions:                                        ____________________________

                                                   ____________________________
================================================================================

* Represents gross payroll processed and paid during the month ending
January 31, 2002. Actual expense incurred during period shown on Form 6.

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?        NO.

                                                                          FORM 5
                                                                       Continued

5. Are all BUSINESS LICENSES or BONDS current?     YES

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's            $ 29,781,700.00
    ending balance)
--------------------------------------------------------------------------------
B.  Unbilled revenue adjustment
--------------------------------------------------------------------------------
C.  USBI withholdings                              $ (246,010.00)
--------------------------------------------------------------------------------
D.  Collected this Period                          $ (3,817,216.00)
--------------------------------------------------------------------------------
E.  Intercompany billing
--------------------------------------------------------------------------------
F.  Offsets/Credits                                $ (282,295.00)
--------------------------------------------------------------------------------
G.  Ending Balance                                 $ 25,436,179.00
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                $ 3,326,576.00
--------------------------------------------------------------------------------
B.  Unbilled revenue adjustment                    $ 86,942.00
--------------------------------------------------------------------------------
C.  Incurred this Period                           $ 5,564,336.00
--------------------------------------------------------------------------------
D.  Collected this Period                          $ (70,061.00)
--------------------------------------------------------------------------------
E.  Intercompany billing                           $ 156,198.00
--------------------------------------------------------------------------------
F.  Offsets / Credits
--------------------------------------------------------------------------------
G.  Ending Balance(1)                              $ 9,063,991.00
================================================================================

Ending Balance Aging (2):

0-30 Days: $ ______________31-60 Days: $ ____________ Over 60 Days: ___________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies. See Aging attached to Form 6.

(1) Does not include approximately $142,000,000 in intercompany accounts receivable.
(2) See aging attached to Form 6

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A. Beginning Balance (previous month's
   ending balance)                                $ 3,368,480.00
--------------------------------------------------------------------------------
B.  Incurred this Period                            $ 5,815,397.00
--------------------------------------------------------------------------------
C.  Pay this Period                                $ (2,334,109.00)
--------------------------------------------------------------------------------
D.  YearEnding Journal Entries
--------------------------------------------------------------------------------
E.  Ending Balance                                  $ 6,849,768.00
================================================================================

Ending Balance Aging:
================================================================================
0-30 Days: $ ______________ 31-60 Days: $ ____________ Over 60 Days: ___________
--------------------------------------------------------------------------------

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

(1) Does not include approximately $142,000,000 in intercompany accounts receivable.
(2)  See aging to Form 6

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                     NO(1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor is paying all post-petition taxes when due. The debtor has not yet paid certain pre-petition taxes that it was authorized to pay. The debtor utilizes an external payroll agency which handles all payroll tax related issues. No taxes (other than payroll) relating to Post-Petition activity became due and payable during the month ending January 31, 2002.

                                                                          FORM 5
                                                                       Continued

10. BANK ACCOUNTS: Have you changed banks or any other financial institution
during this period?                    YES
         If yes, explain: Opened Huntington Bank Lock Box
Account in January - See Forms 1 and 2.

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all all current?                     YES

12.           INSURANCE:            Policy expiration dates:
================================================================================
             Auto and truck           10/1/2002 *
--------------------------------------------------------------------------------
             Fire                     10/1/2002 *
--------------------------------------------------------------------------------
             D&O Insurance            10/1/2002 *
--------------------------------------------------------------------------------
             Liability                10/1/2002 *
--------------------------------------------------------------------------------
             Workers Comp.            10/1/2002 *
================================================================================

* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the
estate?             NO

     OR  consent to relief from the automatic stay ( S362)?  YES

     If yes, explain: To the limited extent provided in the Court's orders authorizing DIP financing (Interim DIP Order attached to December Operating
Report. Final DIP Order not yet entered).

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)?     NO

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:     NONE

Type of Motion           Brief Description of Asset         Projected Income
================================================================================
                                                           $
--------------------------------------------------------------------------------
                                                           $
--------------------------------------------------------------------------------
                                                           $
--------------------------------------------------------------------------------
                                                           $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the
description. Indicate if notice(s) attached.      NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period: None
================================================================================
Creditor        Frequency        Amount of        Next             Post-Petition
                   of           Each Payment     Payment            Payments not
                 Payments                         Due              Made: Numbers
                   per                                              and Amounts
                 Contract
================================================================================
                               $               /          /
--------------------------------------------------------------------------------
                               $               /          /
--------------------------------------------------------------------------------
                               $               /          /
--------------------------------------------------------------------------------
                               $               /          /
================================================================================

                                                                          FORM 5
                                                                       Continued

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:

Professional                      Service                        Payment Made
================================================================================
Houlihan , Lockey and
Howard                  Financial Advisor - Valuation           $ 50,000
--------------------------------------------------------------------------------
                                                                $
--------------------------------------------------------------------------------
                                                                $
--------------------------------------------------------------------------------
                                                                $
================================================================================
Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                      Monthly Disbursements:
================================================================================
Month 1 ( current quarter)       $ 7,733,393.00
--------------------------------------------------------------------------------
Month 2 ( current quarter)
--------------------------------------------------------------------------------
Month 3 ( current quarter)
--------------------------------------------------------------------------------
Total                            $ 7,733,393.00
================================================================================

Quarterly Fee Owed $0 (Refer to Fee Calculation Chart on page 16) Fee will be due and payable after March 31, 2002.

18. VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

                                            /s/ Prabhav V. Maniyar
     Dated: 2/25/02                         DEBTOR IN POSSESSION
                                            By:         Prabhav Maniyar
                                            Name/Title: Chief Financial Officer,
                                                        Director and Secretary
                                            Address:    1151 Seven Locks Road
                                                        Potomac, MD  20854
                                            Telephone:  (301) 610-4300

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company    )           CHAPTER 11
                                            )           Case No. 01-25009 DK
                                            )
                                            )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                      For the Month Ended January 31, 2002
                (All figures refer to post-petition transactions)

                                         This Month               Year to Date
===================================================================================
A. TOTAL SALES/INCOME                 $ 4,880,939.00             4,880,939.00
================================================================================
COST OF SALES:
================================================================================
     Intercompany revenues            $ (2,027,322.00)          (2,027,322.00)
--------------------------------------------------------------------------------
     Purchased Services               $ 5,095,643.00             5,095,643.00
================================================================================
B. SUBTOTAL Cost of Sales           - $ 3,068,321.00          -$ 3,068,321.00
================================================================================
C. GROSS PROFIT (A - B)             = $ 1,812,618.00          =$ 1,812,618.00
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Salaries and Payroll Taxes      $ 1,282,415.00           $ 1,282,415.00
--------------------------------------------------------------------------------
      Employee Benefits               $                        $
--------------------------------------------------------------------------------
      Auto Expenses                   $                        $
--------------------------------------------------------------------------------
      Entertainment                   $                        $
--------------------------------------------------------------------------------
      Insurance (Other)               $                        $
--------------------------------------------------------------------------------
     Office expense                   $ 50,823.00              $ 50,823.00
--------------------------------------------------------------------------------
     Education /Training              $ 163.00                 $ 163.00
--------------------------------------------------------------------------------
     Professional Fees (Atty. Acct.)  $ 51,208.00              $ 51,208.00
--------------------------------------------------------------------------------
     Rent and Facilities Expense      $ 149,188.00             $ 149,188.00
--------------------------------------------------------------------------------
     Sales and Marketing              $ 538,048.00             $ 538,048.00
--------------------------------------------------------------------------------
     Travel                           $ 19,449.00              $ 19,449.00
--------------------------------------------------------------------------------
     Other Operating Expenses         $ 1,204.00               $ 1,204.00
--------------------------------------------------------------------------------
     Billing Fees                     $ 109,060.00             $ 109,060.00
--------------------------------------------------------------------------------
     Allocated to Affiliates          $ (635,856.00)           $ (635,856.00)
================================================================================
D.  SUBTOTAL Operating Expenses      -$ 1,565,702.00          -$ 1,565,702.00
================================================================================
E.  PROFIT/LOSS FROM OPERATION       =$ 246,916.00            =$ 246,916.00
(C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest Expense                 $ (387,323.00)           $ (387,323.00)
--------------------------------------------------------------------------------
     Interest Income                  $ 18,496.00              $ 18,496.00
--------------------------------------------------------------------------------
     Depreciation and amortization    $ (1,477,180.00)         $ (1,477,180.00)
--------------------------------------------------------------------------------
     Loss on impairment               $                        $
================================================================================
F. SUBTOTAL Other Income (Expenses)  =$ (1,846,007.00)         =$ (1,846,007.00)
================================================================================
G. Income Tax Expense                 $                        $
--------------------------------------------------------------------------------
H. Income Tax Expense                 $                        $
================================================================================
I. NET INCOME (LOSS) (G-H)            $ (1,599,091.00)         $ (1,599,091.00)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

          Case Number 01-25009 Debtor: Startec Global Operating Company
                        SCHEDULE AR (Accounts Receivable)
                             As of January 31, 2002
                    (List Post-Petition Receivables Only)(1)

================================================================================
 Debtor (Due From)     Total Due    Date Incurred     Past Due        Past Due
                                                      31-60 Days    Over 60 Days
================================================================================
Retail                7,036,358         Daily         1,616,070
--------------------------------------------------------------------------------
Commercial            2,027,633         Daily
--------------------------------------------------------------------------------
Total                 9,063,991                       1,616,070
--------------------------------------------------------------------------------

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed agings are available upon request.

          Case Number 01-25009 Debtor: Startec Global Operating Company
                         SCHEDULE AP (Accounts Payable)
                             As of January 31, 2002
                     (List Post-Petition Payables Only) (2)

Debtor (Due From)     Total Due     Date Incurred     Past Due        Past Due
                                                      31-60 Days    Over 60 Days
================================================================================
Trade vendors      $ 6,849,768.00     Daily            1,258,568
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed agings are available upon request.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company         )              CHAPTER 11
                                                )              Case N01-25009 DK
                                                )
                              Debtors (s)       )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                      For the Month Ending January 31, 2002
                (All figures refer to post-petition transactions)

                                   Operating Account               Totals
================================================================================
A. Beginning Cash Balance from
   Balance Sheet                                              $ 7,261,598.00
================================================================================
B. Net Income for month                                      +$ (1,599,091.00)
================================================================================
          Expenses not requiring
          cash:
--------------------------------------------------------------------------------
          Depreciation             $ 1,477,180.00
--------------------------------------------------------------------------------
          Interest expense Paid
          in Kind                  $
================================================================================
C. SUBTOTAL Expenses Not Requiring
   Cash                                                      +$ 1,477,180.00
================================================================================
D. Total Cash from Operations
   (A+B+C)                                                   =$ 7,139,687.00
================================================================================
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
          Decrease (Incr) -
          Accounts Receivable       (1,280,346.00)
--------------------------------------------------------------------------------
          Decrease (Incr) -
          Receivables from employees
          and affiliates            (933,601.00)
--------------------------------------------------------------------------------
          Decrease (Incr) -
          Other receivables         (18,645.00)
--------------------------------------------------------------------------------
          Decrease (Incr)
          Prepayments/Deposits      (3,490,812.00)
--------------------------------------------------------------------------------
          Decrease (Incr) -
          Equipment                 (93,694.00)
--------------------------------------------------------------------------------
          Increase (Decr) -
          Accounts Payable          3,391,094.00
--------------------------------------------------------------------------------
          Increase (Decr) -
          Accrued Expenses          519,318.00
--------------------------------------------------------------------------------
          Current amounts under
          vendor financing
          facilities moved to
          Accounts Payable          (178,305.00)
--------------------------------------------------------------------------------
          Fees paid in connection
          with DiP financing
--------------------------------------------------------------------------------
          Proceeds from DiP
          Financing
================================================================================
E. Subtotal Other Sources/Uses
   of Cash                                                 +$ (2,084,991.00)
================================================================================
F. Ending Cash Balance (D+E)                               =$ 5,054,696.00
--------------------------------------------------------------------------------
Ending Balance per Bank Statement:
--------------------------------------------------------------------------------
          SunTrust                                          $ 5,372.00
--------------------------------------------------------------------------------
          First Union -
          2065204149108
          (Payroll)                                         $
--------------------------------------------------------------------------------
          Merrill Lynch -
          31833072128                                       $ 3,537,560.00
--------------------------------------------------------------------------------
          First Union -
          2000007407934 (Lockbox)                           $
--------------------------------------------------------------------------------
          First Union -
          2000003780846                                     $
--------------------------------------------------------------------------------
          First Union -
          2000005780268 (operating)                         $ 10,218.00
--------------------------------------------------------------------------------
          Merrill Lynch - 878-07946                         $
--------------------------------------------------------------------------------
          First Union - 2000005779826
          (Blocked)                                         $ 21,959.00
--------------------------------------------------------------------------------
          First Union - 76258                               $ 981,000.00
--------------------------------------------------------------------------------
          First Union - 2000005780239                       $
--------------------------------------------------------------------------------
          Huntington Lockbox
          account                                           $ 268,930.00
--------------------------------------------------------------------------------
          Comerica Securities                               $ 1,002,629.00
--------------------------------------------------------------------------------
          ING Barings Bank Account                          $ 53,115.00
--------------------------------------------------------------------------------
          State Bank of India                               $ 180,000.00
--------------------------------------------------------------------------------
          Cash on Hand                                      $ 9,500.00
================================================================================
Total Ending Balance per Bank
Statement                            $ 6,070,283.00
================================================================================
Less Outstanding Checks:
--------------------------------------------------------------------------------
          First Union 2065204149108
         (Payroll)                                          $ 93,416.00
--------------------------------------------------------------------------------
          First Union - 2000005780268
          (operating)                                       $ 867,616.00
--------------------------------------------------------------------------------
          First Union - 2000005780239                       $ 54,555.00
--------------------------------------------------------------------------------
Total Outstanding Checks             $ 1,015,587.00
--------------------------------------------------------------------------------
Add Deposits in Transit              $
================================================================================
G. RECONCILIED BANK BALANCE                                =$ 5,054,696.00
================================================================================

 Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                          FORM 9

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company              )         HAPTER 11
                                                     )         Case N01-25009 DK
                                                     )
                         Debtors (s)                 )

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                        (Business Debtor, Accrual Basis)

                      For the Month Ending January 31, 2002
                (All figures refer to post-petition transactions)

                                          Operating Account          Tax Account
================================================================================
A. Beginning Cash Balance from
   Balance Sheet                        $ (104,387.61)            $
--------------------------------------------------------------------------------
B. Cash Receipts                       +$ 80,251.29              +$
--------------------------------------------------------------------------------
C. Transfers from Operating
   Accounts                            +$                        +$
--------------------------------------------------------------------------------
D. Other:                              +$                        +$
--------------------------------------------------------------------------------
E. Other:                              +$                        +$
--------------------------------------------------------------------------------
F. TOTAL CASH RECEIPTS
   (A+B+C+D+E)                         =$ (24,136.32)            =$
--------------------------------------------------------------------------------
G. Cash Available
--------------------------------------------------------------------------------
       Cash Disbursements:
--------------------------------------------------------------------------------
       Gross Payroll for this
       Period                         -$
--------------------------------------------------------------------------------
       Employee Benefits Paid         -$                        -$
--------------------------------------------------------------------------------
       Net Payroll Paid               -$ 69,279.96              -$
--------------------------------------------------------------------------------
       Transfers to Tax Account       -$                        -$
--------------------------------------------------------------------------------
       Taxes Deposited/pd During
       Period:                        -$                        -$
--------------------------------------------------------------------------------
       Employees Share of FICA Tax    -$                        -$
--------------------------------------------------------------------------------
       Employer's Share of FICA Tax   -$                        -$
--------------------------------------------------------------------------------
       Employees' Federal Income Tax  -$                        -$
--------------------------------------------------------------------------------
       Employees' State Income Tax    -$                        -$
--------------------------------------------------------------------------------
       Unemployment Tax               -$                        -$
--------------------------------------------------------------------------------
       Unrecorded Bank Service
       Charges                        -$                        -$
--------------------------------------------------------------------------------
       Other:                         -$                        -$
================================================================================
H. SUBTOTAL Disbursements             -$ 69,279.96              -$
================================================================================
I. Ending Cash Balance (F+G-H)         $ (93,416.28)             $
================================================================================
       Ending Balance per Bank
       Statement                      +$                         $
--------------------------------------------------------------------------------
       Less Outstanding Checks        -$ (93,416.28)
--------------------------------------------------------------------------------
       Add Deposits in Transit        +$
================================================================================
J. RECONCILIED BANK BALANCE           =$ (93,416.28)            =$
================================================================================

    Ending Cash Balance (I) and Reconcilied Bank Balance (J) Should be Equal

                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company        )            CHAPTER 11
                                                )            Case No.01-25009 DK
                                                )
                                                )

                                  BALANCE SHEET
                             As of January 31, 2002

                                              Asset                   Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                                $ 5,054,696.00
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables      $ 25,436,179.00
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables     $ 9,063,991.00
--------------------------------------------------------------------------------
     Allowance for Doubtful Acconts      $ (12,195,301.00)
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliates               $ 142,655,352.00
--------------------------------------------------------------------------------
     Other Current Assets:
--------------------------------------------------------------------------------
           Deposits                      $ 1,101,795.00
--------------------------------------------------------------------------------
           Prepaids                      $ 4,949,899.00
--------------------------------------------------------------------------------
           Other Accounts Receivable     $ 898,224.00
================================================================================
A.  SUBTOTAL Current Assets                                  $ 176,964,835.00
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures     $ 121,799,163.00
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation     $ (35,874,265.00)
================================================================================
B.  SUBTOTAL Fixed Assets                                    $ 85,924,898.00
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
     Licenses and other intangibles      $ 25,604.00
--------------------------------------------------------------------------------
     Restricted securities               $
================================================================================
C.  SUBTOTAL  Other Assets                                   $ 25,604.00
================================================================================
D.  TOTAL ASSETS (A+B+C) (1)                                 $ 262,915,337.00
================================================================================

                                              Liability             Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable                       $ 6,849,768.00
--------------------------------------------------------------------------------
     Accrued expenses                       $ 1,057,438.00
--------------------------------------------------------------------------------
     DIP Financing                          $ 22,856,134.00
================================================================================
E.  SUBTOTAL Post-Petition Liabilities                          $ 30,763,340.00
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims (3)
--------------------------------------------------------------------------------
     Secured Debts (2), (4)                 $ 14,839,456.00
--------------------------------------------------------------------------------
     Unsecured Liabilities                  $ 54,739,358.00
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                           $ 69,578,814.00
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock
--------------------------------------------------------------------------------
     Unearned Compensation                  $ 4,225.00
--------------------------------------------------------------------------------
     Accumulated Other Comprehensive Loss   $ (115,477.00)
--------------------------------------------------------------------------------
     Post-Petition                          $ (2,405,063.00)
================================================================================
G.  SUBTOTAL Stockholders' Equity                              $ 162,573,183.00
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)         $ 262,915,337.00
================================================================================

(1) Represents the carrying value of assets. Does not include any adjustments to reflect current market value or any adjustments associated with our audit for the year ending December 31, 2001.

(2) The debtor has pledged as collateral all of its assets to secure a debt owed by the debtor's parent company to NTFC Capital Corporation. The balance of this obligation (including unpaid interest) was approximately $40 million as of
January 31, 2002.

(3) In the debtor's Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of January
31, 2002.

(4) Startec Global Operating Company and Startec Global Licensing Company are
jointly indebted to Allied for $20.0 million in principal amount (the "Allied
Facility"). A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing
(subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured
For bookkeeping purposes, the debt is divided evenly between the co-debtors.

                                                                         FORM 12

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:   Startec Global Operating Company           )        CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )

                        Cash Disbursements Summary Report
                      For the Month Ending January 31, 2002

================================================================================
Total Disbursements from Operating Account  (Note 1)            $ 7,642,503.00
--------------------------------------------------------------------------------
Total Disbursements from Self Funded Insurance Account          $ 21,610.00
--------------------------------------------------------------------------------
Total Disbursements from Payroll Account  (Note 2)              $ 69,280.00
--------------------------------------------------------------------------------
Total Disbursements from Tax Escrow Account  (Note 3)           $
--------------------------------------------------------------------------------
Total Disbursements from other Account  (Note 4)                $
--------------------------------------------------------------------------------
Grand Total Disbursements from all Accounts                     $ 7,733,393.00
================================================================================

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor's behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)